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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 23, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-HE8)


              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          DELWARE                   333-49820                13-3320910
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


11 Madison Avenue, New York, New York                              10010
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(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is: (212) 538-3000
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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of February 1, 2001, among DLJ Mortgage Acceptance Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, The Chase Manhattan Bank, as trustee and Calmco Servicing L.P., as servicer and special servicer and Old Kent Mortgage Company, as servicer.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                    By:        /s/ Thomas Fenlon
                                               ---------------------------
                                    Name:      Thomas Fenlon
                                    Title:


Dated: March 23, 2001